SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

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NATIONWIDE VARIABLE INSURANCE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

June 6, 2011

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the NVIT International Equity Fund (formerly, Gartmore NVIT International Equity Fund) and NVIT Worldwide Leaders Fund (formerly, Gartmore NVIT Worldwide Leaders Fund) (each a “Fund” and collectively, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”).

Specifically, the Board of Trustees of the Trust (the “Board”) has approved the selection of Invesco Advisers, Inc. (“Invesco”) to serve as the new subadviser to each Fund. At the same time, the Board approved the termination of Gartmore Global Partners (“Gartmore”) as subadviser to the Funds. These changes became effective on March 18, 2011.  The Trust has received an exemptive order from the U.S. Securities and Exchange Commission that allows certain subadviser changes to be made without shareholder approval (the “Manager of Managers Order”). The Manager of Managers Order instead requires that this Information Statement be sent to you.  The full information statement will also be available on the Funds’ website at http://www.nationwide.com/mutualfundsshareholdernews until September 14, 2011.  A paper or email copy of the full information statement may be obtained, without charge, by contacting the Funds at (800) 579-1639.

The Board approved the replacement of Gartmore with Invesco as subadviser to the Funds upon the recommendation of Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds. This recommendation was based on several factors, including:

•	the resignation from Gartmore of a leading portfolio manager (who was also the firm’s largest individual shareholder);
•	the retention by Gartmore of Goldman Sachs to advise on a possible acquisition;
•	the agreement of Henderson Group PLC to buy Gartmore;
•	Nationwide Fund Advisor’s negative view with respect to Gartmore’s long-term stability; and
•	Invesco’s internal resources, capability, and willingness to manage both Funds, each in accordance with its respective investment objective and principal investment strategies.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Funds in the future.

Sincerely,

/s/Eric E. Miller
Eric E. Miller
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
 (800) 848-6331

INFORMATION STATEMENT

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the NVIT International Equity Fund (formerly, Gartmore NVIT International Equity Fund) and NVIT Worldwide Leaders Fund (formerly, Gartmore NVIT Worldwide Leaders Fund) (each a “Fund” and collectively, the “Funds”). All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of the date hereof, had selected a Fund as an underlying investment option within their variable contract will receive this Information Statement. This Information Statement will be sent to Contract Owners on or about June 16, 2011. The Information Statement is also available online at www.nationwide.com/mutualfundsshareholdernews. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Board, but without obtaining shareholder approval provided, among other things, that the Funds send to their respective shareholders (or, in this case, the Contract Owners who have selected the Funds as underlying investment options) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

Each Fund is an investment portfolio or series of the Trust. The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Funds and supervises the Funds’ daily business affairs, subject to the supervision and direction of the Board. NFA selects subadviser(s) it believes will provide the Funds with high quality investment management services consistent with each Fund’s investment objective. NFA is responsible for the overall monitoring of the Funds’ subadviser(s).

Effective March 18, 2011, Invesco Advisers, Inc. (“Invesco”) began serving as subadviser to each Fund, replacing Gartmore Global Partners (“Gartmore”). As a result of this change, the assets of the Funds previously subadvised by Gartmore are now subadvised by Invesco.

Invesco is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. Invesco is paid by NFA from the fees NFA receives from the Funds. In accordance with procedures adopted by the Board, the subadviser of the Funds may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of Invesco, located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, as the new subadviser to the Funds. Invesco began serving as the Funds’ subadviser on March 18, 2011, following action taken by the Board on March 11, 2011 to approve Invesco as subadviser to the Funds. The decision by the Board to approve Invesco as subadviser, as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA’s duties to select and supervise the Funds’ subadvisers, NFA is responsible for communicating performance expectations to, and evaluating the performance of, each subadviser and recommending to the Board whether new subadvisers should be hired or whether a subadviser’s contract with the Trust should be renewed, modified, or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

As part of its ongoing monitoring duties, NFA determined that, since the beginning of 2010, Gartmore had been at the center of a series of headline events which had resulted in the loss of assets under management and revenue and had brought the firm’s long-term future into question.  The most significant of these events had been the resignation from  Gartmore of a leading  star portfolio manager (who was also the firm’s largest individual shareholder), the retention by Gartmore of Goldman Sachs to advise on a possible  acquisition, and  the agreement  of Henderson Group PLC to purchase Gartmore on or about March 31, 2011.  In view of this information, NFA conducted a formal search for a single subadviser that would replace Gartmore.

NFA employed a subadviser selection process that was driven by qualitative, quantitative, and risk-related criteria, including performance record, investment strategies, and strength and depth of management. For those potential subadvisers that met the performance requirements, a number of other factors were applied, including whether the potential subadviser’s strategy had performed during both up and down markets, and whether the potential subadviser could appropriately subadvise both Funds, each in accordance with its respective investment objective and principal investment strategies. Discussions and on-site due diligence visits were then conducted with the potential subadvisers that met NFA’s qualitative, quantitative, and risk due diligence processes.

Invesco

Of the potential subadvisers that were evaluated, NFA found Invesco to be the most qualified and appropriate candidate to subadvise the Funds considering the results of a detailed due diligence process as well as the Funds’ investment objectives and strategies. Using a team-managed approach, Invesco employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis in selecting stocks and constructing a portfolio. Invesco primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above-average earnings growth but whose prices do not fully reflect these attributes. The portfolio managers select securities based on a bottom-up approach which focuses on the strengths of individual companies, rather than sector or country trends. Invesco bases decisions to sell securities on a mix of conditions, including, but not limited to, disappointing earnings revisions due to poor fundamentals, overvaluation of securities, or identification of a more attractive opportunity.

The NVIT International Equity Fund is managed by a team that includes Barrett Sides (lead manager with respect to Asia Pacific and Latin America); Clas Olsson (lead manager with respect to Europe and Canada investments); Jason Holzer; Matthew Dennis; and Shuxin Cao. These individuals are jointly and primarily responsible for the day-to-day management of the NVIT International Equity Fund.

The NVIT Worldwide Leaders Fund is managed by a team that includes Barret Sides; Clas Olsson; Matthew Dennis; and Ryan Amerman (lead manager with respect to the portion that invests in U.S. securities).

A lead manager generally has final authority over all aspects of a portion of a Fund’s investment portfolio managed by Invesco, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

Mr. Sides is a Portfolio Manager. He joined Invesco in 1990 as a portfolio administrator and was promoted to his current position as a portfolio manager in 1997. Mr. Olsson is a Portfolio Manager. He joined Invesco in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. He is also chief investment officer of Invesco’s
International Growth Investment Management Unit. Mr. Holzer, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996. Mr. Dennis, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mr. Amerman, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996. Mr. Cao, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1997.

Based on the foregoing considerations, NFA recommended to the Board that Invesco be approved as subadviser to the Funds.

BOARD CONSIDERATIONS

At a Board meeting held in-person on March 11, 2011, the Board, none of the members of which are  considered to be “interested persons” under the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustees”), discussed and unanimously approved the termination of Gartmore as subadviser to the Funds and the hiring of Invesco as subadviser to the Funds. The Trustees were provided with detailed materials relating to Invesco in advance of and at the meeting. The Board was discussed this matter  in executive session with their independent legal counsel prior to the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Nature, Extent, and Quality of the Services Provided by Invesco as Subadviser.  The Board considered the situation presented by Gartmore and reviewed Invesco’s investment strategy for equity securities as well as Invesco’s process and performance record with respect to equity portfolios.  The Board also examined and considered the experience of the investment personnel of Invesco that would be managing the Funds.

Investment Performance. The Board evaluated each Fund’s investment performance and considered the performance of the portfolio managers who were expected to manage the Funds on behalf of Invesco. The Board also reviewed the comparative performance of each Fund based on data provided by Lipper. The Board concluded that the historical investment performance record of Invesco, in combination with various other factors, supported a decision to approve the subadvisory agreement.

Fee Level. The Board considered the Funds’ overall fee level and noted that the overall expenses of the Funds would not increase due to the subadvisory agreements, as Invesco’s fees are paid out of the advisory fee that NFA receives from the Funds. The Board concluded that the subadvisory fees to be paid to Invesco were fair and reasonable in relation to the services and benefits provided to the Funds.

Economies of Scale. The Board noted that the Funds’ current advisory fee schedule includes breakpoints that are intended to result in fee reductions to shareholders over time as assets increase.  The Board also noted that the Funds’ current subadvisory fee schedule does not include breakpoints. The Board considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the subadvisory fees paid by the Funds by means of breakpoints would be appropriate.  The Board concluded that the asset levels of the Fund were currently not so large as to warrant formal contractual breakpoints at this time.

Profitability; Fall-Out Benefits. The Board considered the factor of profitability to Invesco as a result of the subadvisory relationship with the Funds and concluded that profitability could only be assessed after a reasonable time of service under the new arrangement. In addition, the Board considered whether any “fall-out” or ancillary benefits would accrue to Invesco as a result of its relationship with the Funds.

Terms of the Subadvisory Agreement. The Board reviewed the terms of the subadvisory agreement and noted that the non-compensatory terms are substantially similar in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers. The Board concluded that the terms were fair and reasonable.

Conclusion. Based on this information, the Board, which consists entirely  of  Independent Trustees, concluded that the nature, extent, and quality of the subadvisory services to be provided by Invesco were appropriate for each Fund in light of its respective investment objective. The totality of multiple factors taken together, instead of any single factor, informed the Board’s decision. The Board concluded that the approval of the subadvisory agreement was in the best interests of the Funds and their shareholders and unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

Invesco has served as a subadviser to two funds of the Trust since 2008. The subadvisory agreement with Invesco, dated March 24, 2008, as amended and restated June 1, 2010 (the “Agreement”), was approved by the Board on March 11, 2011 in order to add the two Funds to the Agreement. In accordance with the Manager of Managers Order, the Agreement will not be submitted to the Funds’ shareholders for their approval. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, with respect to the Funds, has an initial term that expires on May 1, 2012 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Funds, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated on not more than 60 days’ written notice by NFA, the Trust on behalf of a Fund, a majority of the outstanding voting securities of the applicable Fund, or Invesco. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual fee payable by NFA to Invesco (as a percentage of each Fund’s average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of the Funds would remain the same under the Agreement, as Invesco’s fee is paid out of the advisory fee that NFA receives from the Funds.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of the Funds’ assets to Invesco and for overseeing and reviewing the performance of Invesco. Invesco is required to manage the Funds in accordance with the Funds’ investment objectives and policies, subject to the supervision of NFA and the Board.

Brokerage. Under the Agreement, Invesco is authorized to purchase and sell securities on behalf of the Funds through brokers or dealers Invesco selects and to negotiate commissions to be paid on such transactions. In doing so, Invesco is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, Invesco and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Funds or the Funds’ shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

Invesco is required, under the Agreement, to indemnify NFA, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of Invesco’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties, or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA is required to indemnify Invesco for any liability and expenses which may be sustained by Invesco unless they were the result of Invesco’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties, or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory changes. These provisions include a requirement that Invesco establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits Invesco to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Funds, subject to certain prohibitions on consultations between Invesco and other subadvisers to funds affiliated with the Funds.

Further Information. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement is on file with the SEC and is available (i) in person at the SEC’s Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC’s website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT INVESCO

Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The following table sets forth the name and principal occupation of the principal executive officer and each director of Invesco. The address of each person listed below is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name	Title
Todd L. Spillane	Chief Compliance Officer and Senior Vice President
Gregory M. Armour	Director, Co-President, and Co-Chief Executive Officer
Kevin M. Carome	Director and Secretary
Loren M. Starr	Director and Chief Financial Officer
Philip Taylor	Director, Co-President, and Co-Chief Executive Officer

Invesco Ltd. is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd.

MORE ABOUT FEES AND EXPENSES

The Funds pay NFA an investment advisory fee at an effective annual rate (as a percentage of each Fund’s average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2010, the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including the Independent Trustees, on March 11, 2011. The Investment Advisory Agreement was last approved by Fund shareholders on April 25, 2007.  The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets overall investment strategy for the Funds; (ii) has overall supervisory responsibility for the general management and investment of the Funds’ assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Funds’ business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of outstanding shares of the Funds, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds, or by NFA, in each case, upon not more than 60 days’ written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of March 18, 2011, the Funds had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of March 18, 2011, to the Trust’s knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Funds.

As of March 18, 2011, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

Although Contract Owners are not being asked to vote on the approval of Invesco as subadviser to the Funds, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners. Whenever a matter affecting the Funds requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Funds’ shareholders and to Contract Owners who have selected the Funds as an underlying mutual fund option. Shares of the Funds are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Funds as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Funds. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will then vote the shares of the Fund attributable to the Contract Owners in accordance with Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of the Funds for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Funds, may control the outcome of the vote. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Funds is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. The address for NFA, NFD and NFM is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of Invesco, nor do any such Officers or Trustees own securities issued by Invesco or have any other material direct or indirect interest in Invesco.

The Trust will furnish without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free (800) 848-6331. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

/s/Eric E. Miller
Eric E. Miller, Secretary
June 6, 2011

EXHIBIT A

SUBADVISORY FEES

The annual fee payable by NFA to Invesco (as a percentage of each Fund’s average daily net assets under Invesco’s management) is set forth in the following table.

Fund Name	Subadvisory Fees
NVIT International Equity Fund and NVIT Worldwide Leaders Fund	0.40% on all Subadviser Assets

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

Each Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of each Fund’s average daily net assets) as set forth in the following table.

Fund Name	Advisory Fees
NVIT International Equity Fund	0.80% on assets up to $500 million 0.75% on assets of $500 million and more but less than $2 billion 0.70% for assets of $2 billion and more
NVIT Worldwide Leaders Fund	0.80% on assets up to $50 million 0.75% for assets of $50 million and more

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by each Fund to NFA for the fiscal year ended December 31, 2010. The amount indicated is net of waivers and reimbursements.

Fund	Advisory Fees
NVIT International Equity Fund	$749,663
NVIT Worldwide Leaders Fund	$166,541

C-1

EXHIBIT D

As of March 18, 2011, each Fund had issued outstanding the shares in the amount set forth in the table below.

Fund	Number of Shares Outstanding
NVIT Worldwide Leaders Fund Class I	1,013,399.645
NVIT Worldwide Leaders Fund Class III	687,830.074
NVIT Worldwide Leaders Fund Class VI	223,853.037
NVIT International Equity Fund Class I	996,805.987
NVIT International Equity Fund Class III	7,188,867.290
NVIT International Equity Fund Class VI	2,932,562.736

D-1

EXHIBIT E

As of March 18, 2011, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Funds:

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT WORLDWIDE LEADERS FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY NWVA9 Po Box 182029 Columbus, OH 43218	562,414.727	55.50%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 Po Box 182029 Columbus, OH 43218	367,162.496	36.23%
NVIT WORLDWIDE LEADERS FUND CLASS III
NATIONWIDE LIFE INSURANCE COMPANY NWVA9 Po Box 182029 Columbus, OH 43218	439,462.750	63.89%
NATIONWIDE LIFE INSURANCE COMPANY NWVAII Po Box 182029 Columbus, OH 43218	231,430.424	33.65%
NVIT WORLDWIDE LEADERS FUND CLASS VI
NATIONWIDE LIFE INSURANCE COMPANY NWVAII Po Box 182029 Columbus, OH 43218	220,478.653	98.49%
NVIT INTL EQUITY FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 Po Box 182029 Columbus, OH 43218	636,347.394	63.84%
NATIONWIDE LIFE INSURANCE COMPANY NWPP Po Box 182029 Columbus, OH 43218	177,749.506	17.83%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI2 Po Box 182029 Columbus, OH 43218	83,706.670	8.40%
NATIONWIDE LIFE INSURANCE COMPANY NWVA9 Po Box 182029 Columbus, OH 43218	63,083.762	6.33%
NVIT INTL EQUITY FUND CLASS III
NATIONWIDE LIFE INSURANCE COMPANY NWVAII Po Box 182029 Columbus, OH 43218	3,519,071.097	48.95%
NATIONWIDE LIFE INSURANCE COMPANY NWVA9 Po Box 182029 Columbus, OH 43218	2,603,542.659	36.22%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI2 Po Box 182029 Columbus, OH 43218	452,134.443	6.29%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 Po Box 182029 Columbus, OH 43218	425,038.270	5.91%
NVIT INTL EQUITY FUND CLASS VI
NATIONWIDE LIFE INSURANCE COMPANY NWVAII Po Box 182029 Columbus, OH 43218	2,648,833.700	90.32%

E-1

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania, 19406
(800) 848-6331

                                                                                                                                 NVIT International Equity Fund               NVIT Worldwide Leaders Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete information statement that is available to you on the internet relating to the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Nationwide Variable Insurance Trust (the “Trust”).  We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: Information Statement

The Information Statement details a recent subadviser change relating to the Funds. Specifically, the Board of Trustees of the Trust (the “Board”) has approved the selection of Invesco Advisers, Inc. (“Invesco”) to serve as the new subadviser to each Fund. At the same time, the Board approved the termination of Gartmore Global Partners (“Gartmore”) as subadviser to each Fund. These changes became effective on March 18, 2011.  The Trust has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that allows certain subadviser changes to be made without shareholder approval (the “Manager of Managers Order”). The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

The full information statement will be available on the Funds’ website at http://www.nationwide.com/mutualfundsshareholdernews until September 14, 2011.  A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Funds at (800) 579-1639.

If you want to receive a paper or e-mail copy of the above listed document, you must request one.  There is no charge to you for requesting a copy.